UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Resignation and Replacement Search

On May 11, 2017, SPAR Group, Inc. ("SGRP" or the "Registrant"), received the resignation of R. Scott Popaditch as CEO, President and a director of SGRP, his resignation of all positions with SGRP's subsidiaries, and his withdrawal as a candidate for election as a director at the Annual Meeting of Stockholders of SGRP scheduled for May 18, 2017 (the "Annual Stockholder Meeting"), effective with the close of business on Monday, May 15, 2017 (the “Effective Time”).

Mr. Popaditch has said that his resignation is a result of a disagreement with certain members of the Board and SGRP’s management team in connection with the operation of SGRP. Mr. Popaditch has provided written correspondence to SGRP discussing his beliefs respecting the circumstances of his resignation, which is filed as exhibits 17.1 and 17.2 to this Current Report on Form 8-K.

On May 13, 2017, the Board of Directors of SGRP (the "Board") accepted Mr. Popaditch’s resignation and withdrawal, and requested that its Governance Committee promptly begin a search for a new CEO and President for SGRP.

Mr. Popaditch and SGRP are in discussions over what severance, if any, may be due under the circumstances. Mr. Popaditch and SGRP are parties to an Executive Officer Severance Agreement dated as of August 23, 2016, and Executive Change in Control Severance Agreement dated as of August 23, 2016, each of which is incorporated by reference to SGRP's Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on April 17, 2017. SGRP intends to honor its agreements.

Reduction in Board Size

During the May 13 meeting, the Board approved the reduction of the size of the Board from seven to six directors, effective as of the Effective Time so that no vacancy will occur as a result of such resignation.

Election of Directors at Annual Stockholder Meeting

Six directors are now to be elected at the 2017 Annual Meeting as a result of Mr. Popaditch's withdrawal as a candidate for re-election and such reduction in Board size. Each of those six directors will serve on the Board until the next annual meeting of Stockholders and until their respective successors have been elected and qualified. No nominations will be accepted from the floor, and votes cast for Mr. Popaditch will have no effect.

The continuing nominees for election are Mr. Robert G. Brown, Mr. William H. Bartels, Mr. Jack W. Partridge, Mr. Lorrence T. Kellar, Mr. Arthur B. Drogue and Mr. R. Eric McCarthey, all of whom are currently directors of SGRP. For additional information, please see SGRP's definitive Proxy Statement on Schedule 14A for the Annual Stockholder Meeting as mailed to its stockholders and filed with Securities and Exchange Commission on April 28, 2017, which continues to apply to all aspects of the Annual Stockholder Meeting other than those pertaining to Mr. Popaditch's withdrawn candidacy.

Appointment of Interim CEO

SGRP's current Chief Operating Officer, Kori G. Belzer, age 51, will serve as SGRP's Interim CEO and President, effective with the close of business on May 15, 2017, as approved by the Board in its May 13 meeting. In addition to her current compensation, Ms. Belzer will receive a $25,000 bonus and options to purchase 25,000 shares of SGRP common stock in consideration of her additional responsibilities. Ms. Belzer has served as Chief Operating Officer of SGRP since 2004, and has served in multiple operating and client service leadership roles at SPAR Group for 25 years.

Press Release

On May 17, 2017, SGRP issued a press release reporting Mr. Popaditch's resignation as CEO, President and a director and Ms. Belzer's appointment as Interim CEO and President.

A copy of the Release is attached to this Current Report on Form 8-K (including such Release, this "Current Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2016 (as filed, the "Annual Report"), as filed with the SEC on April 17, 2017, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders to be held on or about May 18, 2017 (the "Proxy Statement"), which SGRP filed with the SEC on April 28, 2017, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(a)           Exhibits:

17.1     Resignation letters of R. Scott Popaditch, each dated May 11, 2017.

17.2     Email correspondence from R. Scott Popaditch dated May 17, 2017.

99.1     Press Release of the Registrant dated May 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 17, 2017
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

17.1	Resignation letters of R. Scott Popaditch, each dated May 11, 2017.
17.2	Email correspondence from R. Scott Popaditch dated May 17, 2017.
99.1	Press Release of the Registrant dated May 17, 2017.